                                                                     EXHIBIT 4.1


                          CROWN AMERICAN REALTY TRUST

                                   as Issuer

                                       TO

                               [NAME OF TRUSTEE],

                                   as Trustee

    __% [Convertible] [Redeemable] [Nonredeemable] [Subordinated] Securities

                                   INDENTURE

                           Dated as of _________, __

                          CROWN AMERICAN REALTY TRUST

Reconciliation and tie between Trust Indenture Act of 1939 (the "TIA"), as amended by Crown Reform Act of 1990, and the Indenture, dated as of _____________, 19__.

Trust Indenture Act Section        Indenture Section
---------------------------        -----------------
ss.310(a)(1)                              6.9
 (a)(2)                                   6.9
 (a)(3)                             Not Applicable
 (a)(4)                             Not Applicable
 (a)(5)                                   6.9
 (b)                                      6.9
ss.311(a)                                6.10
 (b)                                     6.10
 (c)                                Not Applicable
ss.312(a)                              7.1, 7.2
 (b)                                    7.2(b)
 (c)                                    7.2(c)
ss.313(a)                                 7.3
 (b)                                      7.3
 (c)                                      7.3
 (d)                                      7.3
ss.314(a)                                 7.4
 (b)                                Not Applicable
 (c)(1)                                   1.3
 (c)(2)                                   1.3
 (c)(3)                             Not Applicable
 (d)                                Not Applicable
 (e)                                      1.3
 (f)                                Not Applicable
ss.315(a)                               6.1(b)
 (b)                                      6.5
 (c)                                    6.1(a)
 (d)                                    6.1(c)
 (e)                                     5.14
ss.316(a)(last sentence)          1.1 ("Outstanding")
 (a)(1)(A)                             5.2, 5.12
 (a)(1)(B)                                5.13
 (a)(2)                             Not Applicable
 (b)                                      5.8
 (c)                                      1.5
ss.317(a)(1)                              5.3
 (a)(2)                                   5.4
 (b)                                     10.3
ss.318(a)                                 1.8

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Attention should also be directed to Section 318(c) of the TIA, which provides that the provisions of Sections 310 to and including 317 of the TIA are a part of and govern every qualified Indenture, whether or not physically contained therein.

ARTICLE 1 - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............1
   SECTION 1.1.  Definitions...................................................1
   SECTION 1.2.  Incorporation by Reference to Trust Indenture Act.............7
   SECTION 1.3.  Compliance Certificates and Opinions..........................8
   SECTION 1.4.  Form of Documents Delivered to Trustee........................8
   SECTION 1.5.  Acts of Holders...............................................9
   SECTION 1.6.  Notices, Etc., to Trustee and Crown...........................9
   SECTION 1.7.  Notice to Holders; Waiver....................................10
   SECTION 1.8.  Conflict with Trust Indenture Act............................10
   SECTION 1.9.  Effect of Headings and Table of Contents.....................10
   SECTION 1.10. Successors and Assigns.......................................10
   SECTION 1.11. Severability Clause..........................................10
   SECTION 1.12. Benefits of Indenture........................................12
   SECTION 1.13. Governing Law................................................12
   SECTION 1.14. Legal Holidays...............................................12
   SECTION 1.15. Shareholders, Employees, Officers and Trustees of
                 Crown Exempt from Individual Liability.......................12

ARTICLE 2 - SECURITY FORMS....................................................12
   SECTION 2.1.  Forms Generally..............................................12
   SECTION 2.2.  Securities in Global Form....................................13

ARTICLE 3 - THE SECURITIES....................................................13
   SECTION 3.1.  Amount Unlimited; Issuable in Series.........................13
   SECTION 3.2.  Denominations................................................14
   SECTION 3.3.  Execution, Authentication, Delivery and Dating...............14
   SECTION 3.4.  Temporary Securities.........................................16
   SECTION 3.5.  Registration, Registration of Transfer and Exchange..........16
   SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Securities.............17
   SECTION 3.7.  Payment of Interest; Interest Rights Preserved;
                 Paying Agent Definitions.....................................18
   SECTION 3.8.  Persons Deemed Owners........................................19
   SECTION 3.9.  Cancellation.................................................19
   SECTION 3.10. Computation of Interest......................................20

ARTICLE 4 - SATISFACTION AND DISCHARGE........................................20
   SECTION 4.1.  Satisfaction, Discharge and Defeasance of
                 the Securities of Indenture..................................20
   SECTION 4.2.  Application of Trust Money...................................21
   SECTION 4.3.  Paying Agent to Repay Monies Held............................21
   SECTION 4.4.  Return of Unclaimed Monies...................................21
   SECTION 4.5.  Reinstatement................................................21

ARTICLE 5 - DEFAULTS AND REMEDIES.............................................22
   SECTION 5.1.  Events of Default............................................22
   SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment...........23
   SECTION 5.3.  Collection of Indebtedness and Suits
                 for Enforcement by Trustee...................................24
   SECTION 5.4.  Trustee May File Proofs of Claim.............................25
   SECTION 5.5.  Trustee May Enforce Claims Without
                 Possession of Securities.....................................25
   SECTION 5.6.  Application of Money Collected...............................25
   SECTION 5.7.  Limitations on Suits.........................................26
   SECTION 5.8.  Unconditional Right of Holders to
                 Receive Principal, Premium, if any, and Interest.............26
   SECTION 5.9.  Restoration of Rights and Remedies...........................27
   SECTION 5.10. Rights and Remedies Cumulative...............................27
   SECTION 5.11. Delay or Omission Not Waiver.................................27
   SECTION 5.12. Control by Holders...........................................27
   SECTION 5.13. Waiver of Past Defaults......................................28
   SECTION 5.14. Undertaking for Costs........................................28
   SECTION 5.15. Waiver of Stay or Extension Laws.............................28

ARTICLE 6 - THE TRUSTEE.......................................................28
   SECTION 6.1.  Certain Duties and Responsibilities of the Trustee...........28
   SECTION 6.2.  Certain Rights of Trustee....................................29
   SECTION 6.3.  Individual Rights of Trustee.................................30
   SECTION 6.4.  Trustee's Disclaimer.........................................30

   SECTION 6.5.  Notice of Defaults...........................................30
   SECTION 6.6.  Compensation and Indemnity...................................30
   SECTION 6.7.  Replacement of Trustee.......................................31
   SECTION 6.8.  Successor Trustee by Merger, Etc.............................32
   SECTION 6.9.  Eligibility; Disqualification................................32
   SECTION 6.10. Preferential Collection of Claims Against Trust..............32
   SECTION 6.11. Appointment of Authenticating Agent..........................32

ARTICLE 7 - HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.................33
   SECTION 7.1.  Crown to Furnish Trustee Names and Addresses of Holders......33
   SECTION 7.2.  Preservation of Information; Communications to Holders.......33
   SECTION 7.3.  Reports by Trustee to Holders................................34
   SECTION 7.4.  Reports by Crown.............................................34

ARTICLE 8 - SUCCESSOR CORPORATION OR TRUST....................................35
   SECTION 8.1.  When Crown May Merge, Etc....................................35
   SECTION 8.2.  Successor Corporation or Trust Substituted...................35

ARTICLE 9 - SUPPLEMENTAL INDENTURES...........................................35
   SECTION 9.1.  Supplemental Indentures Without Consent of Holders...........35
   SECTION 9.2.  Supplemental Indentures with Consent of Holders..............36
   SECTION 9.3.  Compliance with Trust Indenture Act..........................37
   SECTION 9.4.  Revocation and Effect of Consents............................37
   SECTION 9.5.  Notation On or Exchange of Securities........................37
   SECTION 9.6.  Effect of Supplemental Indentures............................37
   SECTION 9.7.  Reference in Securities to Supplemental Indentures...........38

ARTICLE 10 - COVENANTS........................................................38
   SECTION 10.1.  Payment of Principal, Premium and Interest..................38
   SECTION 10.2.  Maintenance of Office or Agency.............................38
   SECTION 10.3.  Money for Securities Payments to Be Held in Trust...........38
   SECTION 10.4.  Crown Existence.............................................39
   SECTION 10.5.  Maintenance of Properties...................................39
   SECTION 10.6.  Insurance...................................................39
   SECTION 10.7.  SEC Reports.................................................39
   SECTION 10.8.  Compliance Certificates.....................................40
   SECTION 10.9.  Limitation on Dividends and Other Distributions.............40
   SECTION 10.10. Payment of Taxes and Other Claims...........................40
   SECTION 10.11. Defeasance of Certain Obligations...........................40

ARTICLE 11 - REDEMPTION OF SECURITIES.........................................41
   SECTION 11.1.  Applicability of Article....................................41
   SECTION 11.2.  Election to Redeem; Notice to Trustee.......................41
   SECTION 11.3.  Selection by Trustee of Securities to Be Redeemed...........41
   SECTION 11.4.  Notice of Redemption........................................42
   SECTION 11.5.  Deposit of Redemption Price.................................43
   SECTION 11.6.  Securities Payable on Redemption Date.......................43
   SECTION 11.7.  Securities Redeemed in Part.................................43

ARTICLE 12 - SINKING FUNDS....................................................43
   SECTION 12.1.  Applicability of Article....................................43
   SECTION 12.2.  Satisfaction of Sinking Fund Payments with Securities.......44
   SECTION 12.3.  Redemption of Securities for Sinking Fund...................44

ARTICLE 13 - REPAYMENT AT THE OPTION OF HOLDERS...............................44
   SECTION 13.1.  Applicability of Article....................................44

ARTICLE 14 - MEETINGS OF HOLDERS..............................................44
   SECTION 14.1.  Purposes of Holders' Meetings...............................44
   SECTION 14.2.  Call of Meetings by Trustee.................................45
   SECTION 14.3.  Call of Meetings by Crown or Holders........................45
   SECTION 14.4.  Qualifications for Voting...................................45
   SECTION 14.5.  Regulations.................................................45
   SECTION 14.6.  Voting......................................................46
   SECTION 14.7.  Rights of Trustee or Holders Not Delayed....................46

ARTICLE 15 - SUBORDINATION; SENIORITY.........................................46
   SECTION 15.1.  Securities Subordinated to Senior Indebtedness..............46
   SECTION 15.2.  Crown Not to Make Payments with Respect to
                  Securities in Certain Circumstances.........................47
   SECTION 15.3.  Subrogation of Securities...................................48
   SECTION 15.4.  Authorization by Holders of Securities......................49
   SECTION 15.5.  Notices of Trustee..........................................49
   SECTION 15.6.  Trustee's Relation to Senior Indebtedness...................50
   SECTION 15.7.  No Impairment of Subordination..............................50
   SECTION 15.8.  Article 15 Not To Prevent Events of Default.................50
   SECTION 15.9.  Paying Agents Other Than the Trustee........................50

ARTICLE 16 - CONVERSION OF SECURITIES.........................................50
   SECTION 16.1.  Right of Conversion; Conversion Price.......................50
   SECTION 16.2.  Issuance of Shares on Conversion............................51
   SECTION 16.3.  No Adjustment for Interest or Dividends.....................51
   SECTION 16.4.  Adjustment of Conversion Price..............................52
   SECTION 16.5.  Notice of Adjustment of Conversion Price....................54
   SECTION 16.6.  Notice of Certain Crown Action..............................54
   SECTION 16.7.  Taxes on Conversions........................................55
   SECTION 16.8.  Fractional Shares...........................................55
   SECTION 16.9.  Cancellation of Converted Securities........................55
   SECTION 16.10. Provisions in Case of Consolidation,
                  Merger or Sale of Assets....................................55
   SECTION 16.11. Disclaimer by Trustee of Responsibility
                  for Certain Matters.........................................56
   SECTION 16.12. Covenant to Reserve Shares..................................56

EXHIBIT A - FORM OF SECURITY

INDENTURE, dated as of _________________, by and between CROWN AMERICAN REALTY TRUST, a Maryland real estate investment trust ("Crown"), having its principal office at Pasquerilla Plaza, Johnstown, Pennsylvania 15901 and _____________ (the "Trustee").

RECITALS OF CROWN

                  Crown has duly authorized the execution and delivery of this Indenture to provide for the issuance of its [convertible] [redeemable] [nonredeemable] [subordinated] securities (hereinafter being collectively referred to as the "Securities") evidencing its [convertible] [redeemable] [nonredeemable] [subordinated] unsecured indebtedness, unlimited as to principal amount, to bear interest at the rates, to mature at such times[, to be convertible into the capital shares of Crown], and to have such other provisions, as shall be fixed as hereinafter provided.

                  This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

                  All things necessary to make this Indenture a valid agreement of Crown, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchases of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE 1 - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 1.1.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article 1 have the meanings assigned them in this Article, and include the plural as well as the singular;

                  (2) whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. All terms used herein which are defined in the TIA, either directly or by reference therein, have the meaning assigned to them therein;

                  (3) all accounting terms, not otherwise defined herein, have the meanings assigned them in accordance with GAAP; and

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not any particular Article, Section or other subdivision.

                  "Act," when used herein with respect to any Holder, has the meaning set forth in Section 1.5.

                  "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct to cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

                  "Agent" means any Authenticating Agent, Security Registrar, Paying Agent, Conversion Agent, co-registrar or agent for service of notices and demands.

                  "Authenticating Agent" means any Person or Persons authorized from time to time by the Trustee pursuant to Section 6.11 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

                  "Board of Trustees" means the Board of Trustees of Crown or any Committee thereof.

                  "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of Crown to have been duly adopted by the Board of Trustees and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or the Securities of any series, means, unless specified with respect to such Securities pursuant to Section 3.1, any day, other than Saturday or Sunday, that is neither a legal holiday, nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

                  "Capital Shares" means any and all shares or other equivalents (however designated) of capital shares, including Common Shares and Preferred Shares issued or authorized for issuance, in series or otherwise, all in accordance with the Declaration of Trust.

                  "Closing Price" means with respect to the per share price of Common Shares or Preferred Shares, as the case may be, on any Trading Day, (i) the last reported sales price regular way or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or
(ii) if not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such shares are listed or admitted to trading, or (iii) if such shares are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by Crown for that purpose.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder, as from time to time in effect.

                  "Common Shares" of Crown means every share of each class (however designated) of the Capital Shares that is not a Preferred Share of Crown issued or authorized for issuance in accordance with the Declaration of Trust.

                  "Crown Request" or "Crown Order" means a written request or order signed in the name of Crown by an Officer and delivered to the Trustee.

                  "Conversion Agent" means any Person authorized by Crown to act as a conversion agent pursuant to this Indenture for purposes of Article 16.

                  "Conversion Price" has the meaning set forth in Section 16.1.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at ____________ ________________.

                  "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

                  "Declaration of Trust" means the Second Amended and Restated Declaration of Trust of Crown, dated August 6, 1993.

                  "Defaulted Interest" has the meaning specified in Section
3.7.

                  "Depositary" means with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as the "Depositary" by Crown pursuant to Section 3.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this

Indenture, and thereafter the "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, the "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series. Each Depositary must, at the time of its designation and at all times while it serves as a Depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time there shall be legal tender for the payment of public and private debts.

                  "Events of Default" has the meaning set forth in Section 5.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as from time to time in effect.

                  "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States.

                  "Global Security" means a Security evidencing all or a part of a series of Securities, issued to and registered in the name of the Depositary for such series, or its nominee, in accordance with Section 3.3, and bearing the legend prescribed in Section 2.2.

                  "Holder" means, in the case of a registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a bearer Security, if any, the bearer thereof, and, when used with respect to any coupon, if any, shall mean the bearer thereof.

                  "Indebtedness," as applied to any Person, means, without duplication (i) all indebtedness for borrowed money whether or not evidenced by bonds, notes, debentures or a similar instrument, (ii) that portion of obligations with respect to leases that is properly classified as a liability on a balance sheet in accordance with GAAP, (iii) notes payable and drafts accepted representing extensions of credit, (iv) any balance owed for all or any part of the deferred purchase price of property or services, which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof (except any such balance that constitutes (x) a trade payable or an accrued liability arising in the ordinary course of business or
(y) a trade draft or note payable issued in the ordinary course of business in connection with the purchase of goods or services), if and to the extent such debt would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (v) all indebtedness for letters of credit or bankers acceptances issued for the account of such Person or performance, surety or similar bonds, (vi) all indebtedness under interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements, (vii) any liability of others of the kind described in the preceding clauses (i) through (vi), which such Person has guaranteed or which is otherwise its legal liability, and (viii) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i) through
(vi); provided, however, that, in computing the "Indebtedness" of any Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof and at the time of determination of such indebtedness, there shall have been deposited with a depositary in trust money (or evidences of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of such Person.

                  "Indenture" means the instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.1; provided, however, that if at any time more than one Person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities pursuant to Section 6.7,

"Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions of Article 9 and shall include the terms, as contemplated by Section 3.1, of the particular series of Securities for which such Person is Trustee, exclusive, however, of any provisions or terms which relate solely to any other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee, but to which such Person, as such Trustee, was not a party.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable, as therein or herein defined, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of Crown.

                  "Officers' Certificate" means a certificate signed by two Officers and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion from Reed Smith Shaw & McClay or any other legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to Crown or the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than Crown) in trust or set aside and segregated in trust by Crown (if Crown shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, with respect to which Crown effected defeasance pursuant to or in accordance with this Indenture if the terms of such Securities provided for defeasance pursuant to Section 3.1;

                  (iv) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of Crown; and

                  [(v) Securities converted into Common Shares or Preferred Shares pursuant to or in accordance with this Indenture if the terms of such Securities provided for convertibility pursuant to Section 3.1; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the Dollar equivalent, determined as of the date of original issuance of such Security in the manner provided as contemplated by Section 3.1, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by Crown or any other obligor upon the Securities or any Affiliate of Crown or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities owned as provided in clause (iii) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not Crown or any other obligor upon the Securities or any Affiliate of Crown or of such other obligor.]

                  "Ownership Limit" as to any Holder or other Person means, on any date of determination, the number of shares of any or all classes or series of Capital Shares with an aggregate value equal to 9.8% of the aggregate value of all outstanding Capital Shares of Crown determined in accordance with the principles (including, without limitation, the authority of the Board of Trustees) set forth in the Declaration of Trust.

                  "Paying Agent" means any Person authorized by Crown to pay the principal of (and premium, if any), or interest on, any Securities on behalf of Crown.

                  "Payment or Distribution" has the meaning set forth in
Section 15.1.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of or within any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Sections 3.1 and 10.2.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Shares" means, with respect to Crown, Capital Shares issued by Crown in accordance with the Declaration of Trust that is entitled to a preference or priority over any other Capital Shares issued by Crown upon any distribution of Crown's assets, whether by dividends or upon any voluntary or involuntary liquidation, dissolution or winding up to any other share of such or any class of the Capital Shares.

                  "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

                  ["Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.]

                  ["Redemption Price," when used with respect to the Securities of any series to be redeemed means the price fixed for such redemption pursuant to this Indenture as specified in such Security.]

                  "Regular Record Date," for the interest payable on any Interest Payment Date on the Securities of or within any series, means the date specified for that purpose as contemplated by Section 3.1, whether or not a Business Day.

                  "Responsible Officer," when used with respect to the Trustee, means the chairman or vice-chairman of the board of trustees, the chairman or vice-chairman of the executive committee of the board of trustees, the president, any vice president (whether designated by a number or a word or words added before and after the title "vice president"), the secretary, any assistant secretary, the clerk, any assistant clerk, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the officers designated hereinabove and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

                  "Rule 13e-3 Transaction" has the meaning set forth in
Section 16.6(2).

                  "SEC" means the Securities and Exchange Commission, as from time to time constituted, or, if at any time after execution of this instrument the SEC is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

                  "Security" has the meaning set forth in the first recital of this Indenture and, more particularly, means any Security authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to this Indenture as to which such Person is Trustee will have the meaning stated in the first recital of hereof and, more particularly, will mean Securities authenticated and delivered hereunder, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                  ["Senior Indebtedness" means the principal of and interest on, or substantially similar payments to be made by Crown in respect of, the following, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed: (a) Indebtedness of Crown for money borrowed or represented by purchase-money obligations, (b) indebtedness of Crown evidenced by notes, debentures, or bonds, or other securities issued under the provisions of an indenture, fiscal agency agreement or other instrument, (c) obligations of Crown as lessee under leases of property either made as part of any sale and lease-back transaction to which Crown is a party or otherwise, (d) indebtedness of partnerships and joint ventures which is included in Crown's consolidated financial statements, (e) indebtedness, obligations and liabilities of others in respect of which Crown is liable contingently or otherwise to pay or advance money or property or as guarantor, endorser of otherwise or which Crown has agreed to purchase or otherwise acquire, and (f) any binding commitment of Crown to fund any real estate investment or to fund any investment in any entity making such real estate investment; but excluding, however, (1) any such indebtedness, obligation or liability referred to in clauses (a) through (f) above as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is not superior in right of payment to the Securities, or ranks pari passu with the Securities, (2) any such indebtedness, obligation or liability which is subordinated to indebtedness of Crown to substantially the same extent as or to a greater extent than the Securities are subordinated and (3) the Securities. As used in the preceding sentence the term "purchase-money obligations" shall mean indebtedness or obligations evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or other security interest but excluding indebtedness or obligations for which recourse is limited to the property purchased) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise, but shall not include any trade accounts payable. A distribution may consist of cash, securities or other property.]

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by Crown pursuant to Section 3.7.

                  "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  ["Subordinated Indebtedness" means the principal, premium, if any, and interest on any Indebtedness of Crown which by its terms is expressly subordinated in right of payment to the Senior Indebtedness.]

                  "Subsidiary" means, with respect to any Person, any corporation or other business entity of which securities representing more than 50% of the combined voting power of the total voting shares (or in the case of an association or other business entity which is not a corporation, more than 50% of the equity interest) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. When used herein without reference to any Person, Subsidiary means a Subsidiary of Crown. For the purposes of this definition, "voting shares" means shares which ordinarily have voting power for the election of trustees, whether at all times or only so long as no senior class of shares has such voting power by reason of any contingency.

                  "Trading Day" means each day on which the securities exchange or other market which is used to determine the Closing Price is open for trading or operation.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this indenture was executed, except as provided in Section 9.3.

                  "Trust Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of trustees, the chairman or any vice-chairman of the executive committee of the board of trustees, the chairman of Crown committee, the president, any vice-president, the secretary, any assistant secretary, the clerk, any assistant clerk, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series, and if at any time there is more than one such Person, the "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to that series.

                  "United States" means the United States of America.

                  "U.S. Government Obligations" means direct, noncallable obligations of, or noncallable obligations guaranteed by, the United States for the timely payment of which obligation or guarantee the full faith and credit of the United States is pledged.

SECTION 1.2.  Incorporation by Reference to Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.
                  "indenture securities" means the Securities.
                  "indenture security holder" means a Holder.
                  "indenture to be qualified" means this Indenture. "indenture trustee" or "institutional trustee" means the Trustee.
                  "obligor" on the indenture securities means Crown or any other obligor on the indenture securities.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rules have the meanings assigned to them therein.

SECTION 1.3.  Compliance Certificates and Opinions.

                  Upon any application or request by Crown to the Trustee to take any action under any provision of this Indenture, Crown shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to the last paragraph of Section 3.3) shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.4.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers, stating that the information with respect to such factual matters is in the possession of Crown, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.5.  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to Crown. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and Crown, if made in the manner provided in this Section 1.5. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 14.6.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such individual the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) Crown may, in the circumstances permitted by the TIA or by this Indenture, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by Crown prior to the first solicitation of a Holder of Securities of such series made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be, except otherwise expressly provided herein. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register; as to any matter relating to beneficial ownership interests in any Global Security, the appropriate Depositary's records shall be dispositive for purposes of this Indenture.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or Crown in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.6.  Notices, Etc., to Trustee and Crown.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Holder or by Crown shall be sufficient for every purpose hereunder if made, given or furnished or filed in writing to or with the Trustee at its ________________________, Attention: ____________,

                  (2) Crown by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to Crown addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by Crown, Attention:_________________________ , or

                  (3) either the Trustee or Crown, by the other party, shall be sufficient for every purpose hereunder if given by facsimile transmission, receipt confirmed by telephone followed by an original copy delivered by guaranteed overnight courier; if to the Trustee at facsimile number (___) ___-____; and if to Crown at facsimile number (814)____ -______ .

SECTION 1.7.  Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.8.  Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the TIA, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.9.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.10.  Successors and Assigns.

                  All covenants and agreements in this Indenture by Crown shall bind its successors and assigns, whether so expressed or not.

SECTION 1.11.  Severability Clause.

                  In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.12.  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities of any series, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.13.  Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania; provided, however, that, solely as to the standards of performance by the Trustee of its obligations hereunder to the extent the Federal laws of the United States are not applicable, the laws in the State in which the principal corporate trust office of the Trustee is located shall govern.

SECTION 1.14.  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of the Securities of any series or the last date on which a Holder has the right to convert or exchange the Securities of any series shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities of such series, other than a provision of the Securities of any series that specifically states that it shall apply in lieu of this Section 1.14) payment of interest or principal (and premium, if any) or conversion or exchange of such Security need not be made at such Place of Payment on such date, but (except as otherwise provided in a Board Resolution, Officers' Certificate or supplemental indenture with respect to Securities of any series) may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion or exchange, as the case may be; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 1.15. Shareholders, Employees, Officers and Trustees of Crown Exempt from Individual Liability.

                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in the Securities of any series, or because of any Indebtedness evidenced thereby, shall be had against any past, present or future shareholder, employee, officer or trustee, as such, of Crown or of any successor, either directly or through Crown or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issuance of the Securities.

ARTICLE 2 - SECURITY FORMS
SECTION 2.1.  Forms Generally.

                  The Securities of each series shall either be (i) substantially in the form of Exhibit A hereto or (ii) in such form (not inconsistent with this Indenture) as shall be established from time to time by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of Crown and delivered to the Trustee at or prior to the delivery of a Crown Order contemplated by Section 3.3 for the authentication and delivery of such Securities. The Trustee's certificates of authentication shall be substantially in the form set forth below:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        [NAME OF TRUSTEE],
                                        as Trustee

                                        By
                                        --------------------
                                        Authorized Signature

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or mechanically reproduced on safety paper, or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2.  Securities in Global Form.

                  If Securities of or within a series shall be issuable in the form of one or more Global Securities, then notwithstanding clause (10) of
Section 3.1 and the provisions of Section 3.2, any such Global Security or Global Securities may provide that it or they shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced from time to time to reflect exchanges. Any endorsement of any Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made by the Trustee in such manner or by such Person or Persons as shall be specified therein or in a Crown Order to be delivered pursuant to Section 3.3 or 3.4 with respect thereto and the records of the registrar for such Global Securities shall be conclusive evidence of the aggregate principal amount outstanding of any Global Security. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver any Global Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Crown Order.

                  Unless otherwise specified as contemplated by Section 3.1, payment of principal of and premium, if any, and interest on any Global Security in permanent global form shall be made to the registered Holder thereof.

                  Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                           "This Security is a Global Security within the meaning set forth in the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or its nominee to a successor Depositary or its nominee."

ARTICLE 3 - THE SECURITIES

SECTION 3.1.  Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (1) the title of such Securities (which shall distinguish the Securities of the series from all other series of Securities);

                  (2) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable (if other than Dollars) and the manner of determining the equivalent thereof in Dollars for purposes of the definition of "Outstanding" pursuant to Section 1.1;

                  (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.4, 3.5, 3.6, 9.3 or 11.7 and except from any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                  (4) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined;

                  (5) the date or dates, or the method for determining such date or dates, on which the principal of the Securities of the series will be payable;

                  (6) the rate or rates, or the method by which such rate or rates shall be determined, at which the Securities of the series will bear interest, if any, and the date or dates from which such interest will accrue or the method by which such date or dates will be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Security on any Interest Payment Date, or the method by which such date will be determined, and the basis upon which interest will be calculated if other than that of a 360-day year of twelve 30-day months;

                  (7) the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of the series will be payable, where such Securities may be surrendered for conversion or registration of transfer or exchange and where notices or demands to or upon Crown in respect of such Securities and this Indenture may be served;

                  (8) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which other terms and conditions upon which the Securities of the series may, pursuant to any optional or mandatory redemption provisions, be redeemed, in whole or in part, at the option of Crown, if Crown is to have the option;

                  (9) the obligation, if any, of Crown to redeem, repay or purchase the Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which such Securities of the series will be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (10) whether the Securities of the series will be in registered or bearer form and, if in registered form, the denominations thereof if other than $1,000 and any integral multiple thereof and, if in bearer form, the denominations thereof and terms and conditions relating thereto;

                  (11) whether the Securities of the series shall be issued in the form of one or more Global Securities and in such case, (a) if registered Securities of the series are to be issuable as a Global Security, the Depositary for such Global Security or Securities, which Depositary shall be a clearing agency registered under the Exchange Act and (b) the circumstances under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a Person other than such Depositary or its nominee, if other than as set forth in Section 3.5;

                  (12) whether the principal of (and premium, if any), or interest, if any, on the Securities of the series are to be payable, at the election of Crown or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, an the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

                  (13) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

                  (14) any deletions from, modifications of, or additions to, the Events of Default or covenants of Crown with respect to the Securities of such series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                  (15) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

                  (16) the applicability, if any, of the defeasance and covenant defeasance provisions described herein or set forth in any applicable supplement hereto, or any modification hereof or thereof;

                  (17) the circumstances, if any, under which Crown will pay any additional amounts on the Securities of the series in respect of any tax, assessment or governmental charge and, if so, whether Crown will have the option to redeem such Securities in lieu of making such payment;

                  (18) if the Securities of the series are to be issued at an original issue discount, the amount of principal, if any, payable upon acceleration of such Securities following an Event of Default; and

                  (19) any other terms of the Securities of the series not inconsistent with the provisions of this Indenture.

                  All Securities of any one series shall be substantially identical (other than as to denomination) except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate setting forth the terms of such series.

                  If any of the terms of a series of Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of Crown and delivered to the Trustee at or prior to the delivery to the Trustee of the Officers' Certificate setting forth the terms of such series.

SECTION 3.2.  Denominations.

                  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.3.  Execution, Authentication, Delivery and Dating.

                  The Securities, if issued, shall be signed by manual or facsimile signature by the Chairman of the Board, the President, or any Vice President of Crown and countersigned by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of Crown. Crown's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

                  A Security shall not be valid until the Trustee manually signs the certificate of authentication thereon. Such signature shall be conclusive evidence that such Security has been authenticated under this Indenture. The Trustee shall authenticate Securities for original issue upon written order or orders of Crown signed by two Officers thereof.

                  At any time and from time to time after the execution and delivery of this Indenture, Crown may deliver Securities of any series executed by Crown to the Trustee for authentication, together with a Crown Order for the authentication and delivery of such Securities, and the Trustee in accordance with Crown Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.2) shall be fully protected in relying upon, (a) an Opinion of Counsel stating:

                  (1) that the form of such Securities has been established in conformity with the provisions of this Indenture;

                  (2) that the terms of such Securities have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by Crown in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of Crown, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

and (b) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Securities have been complied with and that, to the knowledge of the signers of such certificate, no Event of Default with respect to any of the Securities shall have occurred and be continuing.

                  If all of the Securities of a series are not to be originally issued at the same time, then the documents required to be delivered pursuant to the fourth paragraph of this Section 3.3 must be delivered only once, prior to the authentication and delivery of the first security of such series; provided, however, that any subsequent request by Crown to the Trustee to authenticate Securities of such series upon original issuance shall be deemed to constitute a representation and warranty by Crown that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to the fourth paragraph of this Section 3.3 shall be true and correct as if made on such date.

                  If Crown shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in the form of one or more Global Securities, then Crown shall execute and the Trustee shall, in accordance with this Section 3.3 and Crown Order with respect to such series, authenticate and deliver one or more Global Securities that shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  Notwithstanding the foregoing, if any Security (including a Global Security) shall have been authenticated and delivered hereunder but never issued and sold by Crown, and Crown shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.3 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by Crown, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.4.  Temporary Securities.

                  Pending the preparation of definitive Securities of any series, Crown may execute, and upon Crown Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  Except in the case of temporary Securities issued in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, Crown will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of Crown in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, Crown shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.5.  Registration, Registration of Transfer and Exchange.

                  With respect to Securities issued in definitive registered form, if any, Crown shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of Crown in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, Crown shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for the series, Crown shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denomination and of a like aggregate principal amount.

                  Notwithstanding any other provision of this Section 3.5, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, Crown shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration or transfer or exchange of Securities shall be the valid obligations of Crown, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to Crown and the Security Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but Crown may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.3 or 11.7 not involving any transfer.

                  Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 3.1, any Global Security shall be exchangeable pursuant to this Section 3.5 or Sections 3.4 and 11.7 for Securities registered in the name of any person other than the Depositary for such Security or its nominee only if (i) such Depositary notifies Crown that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act; (ii) Crown executes and delivers to the Trustee a Crown Order that such Global Security shall be so exchangeable and the transfer thereof so registrable (which Crown Order will authorize and direct the Trustee to authenticate and deliver upon such exchange Securities of such series in definitive registered form, in authorized denominations, in the aggregate principal amount equal to the principal amount or amounts of such Global Security or Securities) or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clause (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified pursuant to Section 3.1, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such persons (including persons other than the Depositary with respect to such series and its nominees) as such Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall direct. Such Securities shall be delivered at the Corporate Trust Office to the persons in whose names such Securities are so registered. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section 2.2 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence. Upon the exchange of a Global Security for Securities in definitive registered form such Global Security shall be cancelled by the Trustee.

                  Crown shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, Crown shall execute and the Trustee shall authenticate and deliver in exchange therefore a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to Crown and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to Crown or the Trustee that such Security has been acquired by a bona fide purchaser, Crown shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, Crown in its discretion may, instead of issuing an new Security, pay such Security.

                  Upon the issuance of any new Securities under this Section 3.6, Crown may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of Crown, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7. Payment of Interest; Interest Rights Preserved; Paying Agent Definitions.

                  Interest of any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein referred to as the "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by Crown, at its election in each case, as provided in clause (1) or (2) below:

                  (1) Crown may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Crown shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time Crown shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause
(1) provided. Thereupon Crown shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Crown shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of Crown, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2);

                  (2) Crown may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by Crown to the Trustee of the proposed payment pursuant to this clause
(2), such manner of payment shall be practicable by the Trustee.

                  Subject to the foregoing provisions of this Section 3.7, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Crown shall maintain an office or agency where Securities may be presented for payment. The Trustee is hereby appointed "Paying Agent." Crown may appoint one or more additional Paying Agents. The term Paying Agent includes any additional Paying Agent. Crown or any of its Subsidiaries may act as Paying Agent.

                  Crown shall enter into an appropriate agency agreement with any Paying Agent not a party to this Indenture that shall implement the provisions of this Indenture that relate to such Paying Agent. Crown shall give prompt written notice to the Trustee of the name and address of any such Paying Agent and any change in the address of such Paying Agent.

                  In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment
Date), interest, the Stated Maturity of which is on such Interest Payment Date, shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest the Stated Maturity of which is after the date of conversion of such Security shall not be payable.

SECTION 3.8.  Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, Crown, the Trustee and any agent of Crown or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and, subject to Section 3.7, interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither Crown, the Trustee nor any agent of Crown or the Trustee shall be affected by notice to the contrary. If such payments so made to any such Person, or upon such Person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security.

                  No Holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary shall be treated by Crown, the Trustee, and any agent of Crown or the Trustee as the owner of such Global Security for all purposes whatsoever. Neither Crown, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3.9.  Cancellation.

                  All Securities surrendered for payment, [redemption,] [registration of transfer or exchange or conversion] or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. Crown may at any time deliver to the Trustee for cancellation any Securities previously authenticated hereunder which Crown has not issued and sold and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and a certificate of destruction provided to Crown, unless the Trustee is otherwise directed by a Crown Order.

SECTION 3.10.  Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

ARTICLE 4 - SATISFACTION AND DISCHARGE
SECTION 4.1. Satisfaction, Discharge and Defeasance of the Securities of Indenture.

                  This Indenture shall upon Crown Request cease to be of further effect (except as to any surviving rights of [conversion,] exchange, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of Crown, shall execute instruments in form and substance satisfactory to the Trustee and Crown acknowledging satisfaction and discharge of this Indenture, when:

                  (a) either:

                  (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has therefore been deposited in trust or segregated and held in trust by Crown and thereafter repaid to Crown or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (2) all Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year, [(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of Crown,] or (iv) are deemed paid and discharged pursuant to this
Section 4.1, and Crown, in the case of clauses (i), (ii), (iii) or (iv) above, has deposited or caused to be deposited with the Trustee as trust funds in trust, money, U.S. Government Obligations, or a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on all the Securities of such series of Securities for principal (and premium, if any, or interest to the Maturity thereof of such series of Securities as such principal, premium, if any) and interest becomes due and payable in accordance with the terms of this Indenture and the Securities;

                  (b) Crown has paid or caused to be paid all other sums payable hereunder by Crown in connection with all of the Securities of any series, including all fees and expenses of the Trustee; and

                  (c) Crown has delivered to the Trustee an Officers' Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on the Securities and the discharge of this Indenture and the termination of Crown's obligations hereunder have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of Crown to the Trustee under Section 6.6, the obligations of Crown to any Authenticating Agent under Section 6.11 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (1) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section
10.3 shall survive.

SECTION 4.2.  Application of Trust Money.

                  (a) Subject to the provisions of Section 4.1 and the last paragraph of Section 10.3, all money and U.S. Government Obligations deposited with the Trustee for the Securities of any series pursuant to Section 4.1, and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee for the Securities of any series pursuant to Section 4.1, shall be held in trust and reinvested by the Trustee in U.S. Government Obligations in accordance with Crown's written instructions and applied by the Trustee in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including Crown acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities of such series; but such money need not be segregated from other funds except to the extent required by law.

                  (b) The Trustee shall deliver or pay to Crown from time to time upon Crown's written request any U.S. Government Obligations, or money held by it as provided in Section 4.1 which, in the written opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations, or money were deposited or received.

SECTION 4.3.  Paying Agent to Repay Monies Held.

                  Upon the satisfaction and discharge of this Indenture with respect to the Securities of any series, all monies then held by any Paying Agent for the benefit of Securities of such series under the provisions of this Indenture shall, upon written demand of Crown, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

SECTION 4.4.  Return of Unclaimed Monies.

                  Any monies deposited with or paid to the Trustee or any Paying Agent for the Securities of any series, or then held by Crown in trust, for the payment of any principal of (and premium, if any) and interest, if any, on the Securities of any series and not applied but remaining unclaimed by the Holders of the Securities of such series for three years after the date upon which the principal of (and premium, if any) and interest, if any, on the Securities of such series, as the case may be, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to Crown by such Trustee or any Paying Agent on written demand by Crown or (if then held by Crown) shall be discharged from such trust; and the Holders of the Securities of such series entitled to receive such payment shall thereafter look only to Crown for the payment thereof; provided, however, that, before being required to make any such repayment, such Trustee may, or shall at the written request of Crown, at the expense of Crown, cause to be published once in an authorized newspaper in the same city in which the place of payment with respect to the Securities of such series shall be located and in an authorized newspaper in the City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by such Trustee) that said monies remain unclaimed and that, after a date named therein, any unclaimed balance of said monies then remaining will be returned to Crown.

SECTION 4.5.  Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations with respect to the Securities of any series in accordance with Section 4.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, Crown's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 4.4; provided, however, that if Crown has made any payment of interest on or principal of any Securities of any series because of the reinstatement of its obligations, Crown shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

ARTICLE 5 - DEFAULTS AND REMEDIES
SECTION 5.1.  Events of Default.

                  An "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of interest on any Security of that series when the same becomes due and payable and the default continues for a period of 30 days;

                  (2) default in (a) the payment of the principal of (and premium, if any, on) any Security of that series when the same becomes due and payable at Maturity, or (b) the deposit of any sinking fund payment, when and as due by the terms of a Security of that series;

                  (3) default in the performance, or breach of any covenant or warranty of Crown in this Indenture with respect to any Security of that series (other than a covenant or warranty, a default in whose performance or whose breach is elsewhere in this Section 5.1 specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail to Crown by the Trustee or to Crown and by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (4) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by Crown (including obligations under leases required to be capitalized on the balance sheet of the lessee under GAAP, but not including any indebtedness or obligations for which recourse is limited to such property purchased or so encumbered, as the case may be) or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of Crown or any Subsidiary, whether any such indebtedness now exists or shall hereafter be created, if (a) either (i) such default results from the failure to pay any such indebtedness at maturity or (ii) as a result of such default, the maturity of such indebtedness has been accelerated prior to its expressed maturity, provided that any such failure to pay shall not be cured and any such acceleration shall not be rescinded or annulled or the accelerated amount paid within ten days after notice to Crown of such failure to pay or acceleration, or such indebtedness having been discharged and (b) the principal amount of such indebtedness, together with the principal amount of any other such indebtedness in default for failure to pay principal or interest thereon, or the maturity of which has been so accelerated, aggregates $10,000,000 or more;

                  (5) Crown pursuant to or within the meaning of any Bankruptcy Law:

                                    (A) commences a voluntary case or
                         proceeding;

                                    (B) consents to the entry of an order or of
                         relief against it in an involuntary case or proceeding;

                                    (C) consents to the appointment of a
                         Custodian of it or for all or substantially all of its property; or

                                    (D) makes a general assignment for the
                         benefit of its creditors;

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                                    (A) is for relief against  Crown  in  an
                         involuntary case or proceeding;

                                    (B) appoints a Custodian of Crown or
                         for all or substantially all of its property; or

                                    (C) orders the liquidation of Crown; and
                         the order or decree remains in effect for 90 consecutive days (or any dismissal, stay, recision or termination ceasing to remain in effect); or

                  (7) any other Event of Default provided with respect to Securities of that series, provided, however, that a default under this Section
5.1 is not an Event of Default with respect to any series of Securities if a specified event is either applicable to a particular series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series.

                  Upon receipt by the Trustee of any Notice of Default pursuant to this Section 5.1 with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders of such series on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that if Holders of less than the requisite percentage in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such Notice of Default prior to the day which is 90 days after such record date, such Notice of Default shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new Notice of Default identical to a Notice of Default which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.1.

SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default described in Section 5.1(5) or 5.1(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to Crown (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and all accrued interest thereon, if any, shall become immediately due and payable. In case an Event of Default described in Section 5.1(5) or 5.1(6) shall occur, such amount shall be due and payable without any declaration of acceleration or any act on the part of the Trustee or the Holders.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article 5 provided, the Holders of a majority in principal amount of the Outstanding Securities of the series, by written notice to Crown and the Trustee, may rescind and annul such declaration of acceleration and its consequences if:

                  (1) Crown has paid or deposited with the Trustee a sum sufficient to pay:

                                    (i) All overdue  interest on all  Securities
                         of that series;

                                    (ii) the principal of (and premium, if any,
                         on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                                    (iii) to the extent that payment of such
                         interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and

                                    (iv) all sums paid or advanced by the
                         Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Upon receipt by the Trustee of any written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.2.

SECTION 5.3.  Collection of Indebtedness and Suits for Enforcement by Trustee.

                  Crown covenants that if:

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

                  (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof, Crown will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal of (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If Crown fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against Crown or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Crown or any other obligor upon such Securities wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4.  Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to, or in case a Custodian or similar official shall have been appointed for or taken possession of, Crown or any other obligor upon the Securities or the property of Crown or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on Crown for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities of any series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                  (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any Custodian or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holders any plan or reorganization, arrangement, adjustment or composition affecting the Securities of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities of any series parties to any such proceedings.

SECTION 5.5.  Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article 5 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 6.6; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (or premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (or premium, if any) and interest, respectively.

SECTION 5.7.  Limitations on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have given written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium, if any, and Interest.

                  Notwithstanding any other provision in this Indenture but subject to the provisions of Article 15, the Holder of any Security shall have the right, which is absolute and unconditional and shall not be impaired without the consent of such Holder, to

                  (1) receive payment of the principal (or premium, if any) and (subject to Section 3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security [(or, in the case of redemption, on the Redemption Date)];

                  (2) convert such Security in accordance with Article 16, if such Security is so convertible;

                  (3) exchange such Security in accordance with one or more indentures supplemental hereto, if such Security is exchangeable; and

                  (4) institute suit for the enforcement of any such payment, right to convert or right to exchange, as the case may be.

SECTION 5.9.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, Crown, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other appropriate right or remedy.

SECTION 5.11.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this
Article 5 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.  Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that if less than the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.12.

                  Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders.

SECTION 5.13.  Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences except a default:

                  (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series; or

                  (2) in respect of a covenant or provision hereof which under
Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Crown may, but shall not be obligated to, fix a record date for the purpose of determining the persons entitled to waive any past default hereunder. If a record date is fixed, the Holders of securities of such series on such record date, or their duly designated proxies, and only such persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided that unless such majority in principal amount of the Outstanding Securities of any series shall have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder of securities of such series be cancelled and of no further effect.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.  Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security [(or, in the case of redemption, on or after the Redemption Date)].

SECTION 5.15.  Waiver of Stay or Extension Laws.

                  Crown covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and Crown (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 6 - THE TRUSTEE

SECTION 6.1.  Certain Duties and Responsibilities of the Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (b)   Except during the continuance of an Event of Default:

                                    (1) The Trustee need perform only those
                         duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

                                    (2) In the absence of bad faith on its
                         part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they confirm to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                                    (1) This paragraph does not limit the effect
                         of Section 6.1(b).

                                    (2) The Trustee shall not be liable for any
                         error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                                    (3) The Trustee shall not be liable with
                         respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

                                    (4) No provision of this Indenture shall
                         require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to Sections 6.1(a), 6.1(b) and 6.1(c).

                  (e) Subject to Section 6.1(c), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with Crown. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 6.2.  Certain Rights of Trustee.

                  Subject to the provisions of TIA Section 3.15(a) through 3.15(d):

                  (1) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or, refrains from acting, it may require an Officers' certificate or an Opinion of Counsel, or both, which shall conform to Section 1.3. The Trustee shall, not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (5) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

                  (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

SECTION 6.3.  Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of securities of any series and may otherwise deal with Crown or its Affiliates with the same rights it would have if it were not Trustee. Any agent may do the same with like rights. The Trustee, however, is subject to Sections 6.10 and 6.11.

SECTION 6.4.  Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities of any series, it shall not be accountable for Crown's use of the proceeds from the Securities of any series, and it shall not be responsible for any statement of Crown in the Indenture or any statement in the Securities of any series other than its certificate of authentication or in any document used in the sale of the Securities of any series other than any statement in writing provided by the Trustee expressly for use in such document.

SECTION 6.5.  Notice of Defaults.

                  Within 90 days after the occurrence and continuance of a default or an Event of Default with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA
Section 3.13(c), notice of such default or Event of Default, hereunder known to the Trustee, unless such default or Event of Default in the payment of principal of (premium, if any) or interest on the Securities of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of such Securities; provided further, however, that in the case of any default or Event of Default of the character set forth in Section 5.1(3), no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

SECTION 6.6.  Compensation and Indemnity.

                  Crown shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). Crown shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.



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

                  Crown shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the Securities or the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify Crown promptly of any claim asserted against the Trustee for which it may seek indemnity and Crown may elect by written notice to the Trustee to assume the defense of any such claim at Crown's expense with counsel reasonably satisfactory to the Trustee.

                  Crown need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through the Trustee's negligence, bad faith or willful misconduct. Crown shall not be liable for any settlement of any claim or action effected without Crown's consent.

SECTION 6.7.  Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of any successor trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.7.

                  Any Trustee may resign with respect to any series of Securities by so notifying Crown. The Holders of a majority in principal amount of the Securities of any series then outstanding may remove any Trustee with respect to such series of securities by so notifying such Trustee and may appoint a successor Trustee with respect to such series of Securities with Crown's written consent. Crown may remove any Trustee with respect to any series of Securities (or, if clause (4) of this Section 6.7 applies, with respect to all series) if:

                                    (1) such Trustee fails to comply with
                         Section 6.9;

                                    (2) such Trustee is adjudged a bankrupt or
                         an insolvent;

                                    (3) a receiver or other public officer
                         takes charge of such Trustee or its property; or

                                    (4) such Trustee otherwise becomes
                         incapable of acting with respect to any series of Securities.

                  If any Trustee resigns or is removed with respect to any series of Securities or if a vacancy exists in the office of Trustee with respect to any series of Securities for any reason, Crown shall promptly appoint a successor Trustee with respect to such series.

                  If a successor Trustee with respect to any series of Securities does not take office within 45 days after the retiring Trustee with respect to such series resigns or is removed, the retiring Trustee, Crown or the Holders of a majority in principal amount of the Securities of such series then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If any Trustee fails to comply with Section 6.9, any Holder may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment with respect to any series of Securities to the retiring Trustee and to Crown. Immediately after that, the retiring Trustee shall, upon payment of its charges, transfer all property held by it as Trustee with respect to such series to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective with respect to such series, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to such series. Notwithstanding the replacement of the Trustee with respect to any series of Securities pursuant to this Section 6.7, Crown's obligations under Section 6.6 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it and compensation earned by it prior to such



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

replacement or otherwise with respect to the Securities of such series or the Indenture. A successor Trustee with respect to any series of Securities shall mail notice of its succession to each Holder of Securities of such series.

SECTION 6.8.  Successor Trustee by Merger, Etc.

                  If any Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 6.9.  Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss.310(a)(1). Each Trustee shall have a combined capital and surplus of at least $ as set forth in its most recent published annual report of condition. Each Trustee shall comply with TIA ss.310(b), including the optional provision permitted by the second sentence of TIA ss.310(b)(9). Neither Crown nor any Person directly or indirectly controlling, controlled by, or under common control with Crown shall serve as Trustee.

SECTION 6.10.  Preferential Collection of Claims Against Trust.

                  The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

SECTION 6.11.  Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued [upon exchange, registration of transfer or partial redemption thereof or] pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to Crown and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $__________ and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.11, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.11.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section 6.11, without the execution or filing of any paper of any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to Crown. The Trustee may at any time terminate the agency of its respective Authenticating Agent by giving written notice of resignation or upon such a termination, or in case at any time such Authenticating



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

Agent shall cease to be eligible in accordance with the provisions of the
Section 6.11, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to Crown and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally names as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.11.

                  Crown agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.11.

                  If an appointment with respect to one or more series is made pursuant to this Section 6.11, the Securities of such series may have endorsed thereon, in addition to each Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                                        This is one of the Securities of the
                                        series designated therein referred to
                                        in the within-mentioned Indenture.

                                        [NAME OF TRUSTEE], As Trustee

                                        By:____________________________________
                                        As Authenticating Agent

                                        By:____________________________________
                                        Authorized Agent

ARTICLE 7 - HOLDERS' LISTS AND REPORTS BY TRUSTEE AND CROWN
SECTION 7.1. Crown to Furnish Trustee Names and Addresses of Holders.

                  Crown will furnish or cause to be furnished to the Trustee:

                  (1) semi-annually, not later than ___________ and ________ in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding _______ and ___________, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 10 days after the receipt by Crown of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is acting as Securities Registrar, no such list need be furnished.

SECTION 7.2.  Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

                                    (1) afford such applicants  access to the
                         information preserved at the time by the Trustee in accordance with Section 7.2(a); or

                                    (2) inform such applicants as to the
                         approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicant, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the SEC, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with Crown and the Trustee that neither Crown nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

SECTION 7.3.  Reports by Trustee to Holders.

                  Within 60 days after each ________ beginning with _______, the Trustee, if required by the provisions of TIA ss.313(a), shall mail to each Holder a brief report dated as of such _______, that complies with TIA ss.313(a). The Trustee also shall comply with TIA ss.313(b) and ss.313(c).

                  A copy of each report at the time of its mailing to Holders shall be mailed to Crown and filed with the SEC and each stock exchange on which the Securities of any series are listed. Crown agrees to notify the Trustee in writing whenever the Securities of any series become listed or delisted on or from any stock exchange.

SECTION 7.4.  Reports by Crown.

                  Crown will:

                  (1) file with the Trustee, within 15 days after Crown is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which Crown may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, or, if Crown is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by Crown with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by Crown pursuant to paragraphs (1) and (2) of this Section 7.4 as may be required by rules and regulations prescribed from time to time by the SEC; and

                  (4) furnish to the Trustee the certificate required by
Section 10.8. For purposes of such certificate, compliance by Crown with all conditions and covenants of this Indenture shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

ARTICLE 8 - SUCCESSOR CORPORATION OR TRUST
SECTION 8.1.  When Crown May Merge, Etc.

                  Crown shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person in any transaction in which Crown is not the continuing or surviving entity unless (i) the resulting, surviving or transferee Person is a corporation or trust which assumes by supplemental indenture all the obligations of Crown under the Securities of each series and this Indenture; (ii) such corporation or trust is organized and existing under the laws of the United States, a State thereof, or the District of Columbia although it in turn may be owned by a foreign entity; (iii) immediately after giving effect to such transaction no material default or Event of Default shall have happened and be continuing, and the Officers' Certificate referred to in the following clause reflects that such Officers are not aware of any such material default or Event of Default that shall have occurred and be continuing, and (iv) Crown shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all obligations of Crown shall terminate.

SECTION 8.2.  Successor Corporation or Trust Substituted.

                  Upon any consolidation or merger, or any transfer of all or substantially all of the assets of Crown in accordance with Section 8.1, the successor corporation or trust formed by such consolidation or into which Crown is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, Crown under this Indenture with the same effect as if such successor corporation or trust has been named as Crown herein.

ARTICLE 9 - SUPPLEMENTAL INDENTURES
SECTION 9.1.  Supplemental Indentures Without Consent of Holders.

                  Crown, when authorized by Board Resolution, and the Trustee at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, to be in a form satisfactory to the Trustee without notice to or consent of any Holder for any of the following purposes:

                  (1) to comply with Section 8.1; or

                  (2) to provide for uncertificated Securities of any series in addition to or in place of certificated Securities; or

                  (3) to add to the covenants of Crown, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon Crown; or

                  (4) to add any Events of Default (and if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                  (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to establish the form or terms of Securities of any series as permitted by Sections 3.1 and 3.2; or

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided that such other provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 9.2.  Supplemental Indentures with Consent of Holders.

                  With the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time outstanding affected by such supplemental indenture, Crown, when authorized by Board Resolution, and the Trustee may amend this Indenture or from time to time and at any time enter into an indenture or indenture supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, except as otherwise permitted by Section 9.1, or of modifying in any manner the rights of the Holders of the Securities of each such series. Subject to Section 9.4, without the consent of each Holder of Securities of any series affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 5.13, may not:

                  (1) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the amount thereof provable in bankruptcy pursuant to Section 5.4, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption at the option of the Holder, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 9.2, Section 5.8, or Section 5.13, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  Upon the request of Crown, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of Crown authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with Crown in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by Crown and the Trustee of any supplemental indenture pursuant to the provisions of this Section, Crown shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Securities of each series so affected as the names and addresses of such Holders shall appear on the registry books. Any failure of Crown so to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3.  Compliance with Trust Indenture Act.

                  Every amendment or supplement to this Indenture or the Securities of any series shall comply with the TIA as then in effect.

SECTION 9.4.  Revocation and Effect of Consents.

                  Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security of any series is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to such Holder's Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

                  Crown may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities of any series then outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

                  After an amendment supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of the clauses (1) through (3) of Section 9.2. In that case the amendment, supplement or waiver shall only bind the Holders of a Security or portion of a Security of the same series.

SECTION 9.5.  Notation On or Exchange of Securities.

                  If an amendment, supplement or waiver changes the terms of a Security of any series, the Trustee may request the Holder of the Security of such series to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if Crown or the Trustee so determine, Crown in exchange for the Security of such series shall issue and the Trustee shall authenticate a new Security of such series that reflects the changed terms the cost and expense of which will be borne by Crown.

SECTION 9.6.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this
Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of

Securities of any applicable series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.7.  Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If Crown shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Trustees, to any such supplemental indenture may be prepared and executed by Crown and authenticated and delivered by the Trustee in exchange for Securities outstanding of such series.

ARTICLE 10 - COVENANTS
SECTION 10.1.  Payment of Principal, Premium and Interest.

                  Crown covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 10.2.  Maintenance of Office or Agency.

                  Crown will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or for registration of transfer or exchange and where notices and demands to or upon Crown in respect of the Securities of that series and this Indenture may be served. Crown will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time Crown shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and Crown hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  Crown may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve Crown of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. Crown will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3.  Money for Securities Payments to Be Held in Trust.

                  If Crown shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever Crown shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) Crown will promptly notify the Trustee of its action or failure so to act.

                  Crown will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by Crown (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  Crown may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Crown Order direct any Paying Agent to pay, to the Trustee all sums held in trust by Crown or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by Crown or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by Crown in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to Crown on Crown Request, or (if then held by Crown) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to Crown for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of Crown as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of Crown cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to Crown.

SECTION 10.4. Crown Existence.

                  Subject to Article 8, Crown will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, all material rights (as provided in the Declaration of Trust and under applicable law) and material franchises; provided, however, that Crown shall not be required to preserve any such right or franchise if Crown shall determine that the preservation thereof is no longer desirable in the conduct of the business of Crown.

SECTION 10.5.  Maintenance of Properties.

                  Crown will cause all of its properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Crown may be reasonably necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

SECTION 10.6.  Insurance.

                  Crown will, and will cause each Subsidiary to, keep all of its insurable properties insured against loss or damage at least equal to their then full insurable value with insurers of recognized responsibility.

SECTION 10.7.  SEC Reports.



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

                  Crown shall file with the Trustee, promptly after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which Crown is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Crown shall also comply with the other provisions of TIA ss.314(a).

SECTION 10.8.  Compliance Certificates.

                  Crown will deliver to the Trustee, within 120 days after the end of each fiscal year of Crown (which as of the date hereof is November 30), a written statement signed by an Officer, stating, as to each signer thereof, that:

                  (1) a review of the activities of Crown during such year and of performance under this Indenture has been made under such Officer's supervision; and

                  (2) to each Officer's knowledge, based on such review, Crown has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to such Officer and the nature and status thereof.

                  Crown will give the Trustee written notice of a change in the fiscal year of Crown, within a reasonable time after such change is effected.

SECTION 10.9.  Limitation on Dividends and Other Distributions.

                  Crown will not declare or pay any dividends or make any distribution to holders of its Capital Shares (other than dividends or distributions payable in Capital Shares of Crown), or purchase, redeem or otherwise acquire or retire for value any of its Capital Shares or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of Crown's Capital Shares if at the time of any of the aforementioned actions an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

                  Notwithstanding the foregoing, the provisions of this Section
10.9 will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration; (ii) the retirement of any Capital Shares by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other Capital Shares; or (iii) the payment of any dividend or distribution or the purchase or redemption of any Capital Shares to the extent deemed prudent by Crown to enable it to maintain its status as a real estate investment trust under the Code.

SECTION 10.10.  Payment of Taxes and Other Claims.

                  Crown will pay or discharge or cause to be paid or discharged, within 30 days after Crown shall have received notice that the same has become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon Crown or any Subsidiary or upon the income, profits or property of Crown or any Subsidiary, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of Crown or any Subsidiary; provided, however, that Crown shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.11.  Defeasance of Certain Obligations.

                  Subject to Section 4.1, Crown may omit to comply with any term, provision or condition set forth in Sections 10.5, 10.6, 10.8 or 10.10 and Section 5.1(4) shall not be deemed to be an Event of Default with respect to any series of Securities, provided that the following conditions shall have been satisfied:



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

                  (1) Crown has deposited or caused to be deposited with the Trustee (or another Trustee satisfying the requirements of Section 6.9), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4) and (5) below have been satisfied), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such series of Securities, with reference to this Section 10.11, (i) money in an amount, (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms, without regard to any reinvestment thereof, will provide not later than the close of business on the day prior to the date of any payment referred to in this subparagraph (1) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and each installment of interest of such Outstanding Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

                  (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which Crown is a party or by which it is bound;

                  (3) no Event of Default or event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit, and no Event of Default under Section 5.1(5) or 5.1(6) or event which, after notice or lapse of time or both, would become an Event of Default under Section 5.1(5) or 5.1(6) shall have occurred and be continuing on the 91st day after such date;

                  (4) Crown has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred; and

                  (5) Crown has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this Section
10.11 have been complied with.

[ARTICLE 11 - REDEMPTION OF SECURITIES]
SECTION 11.1.  Applicability of Article.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article 11.

SECTION 11.2.  Election to Redeem; Notice to Trustee.

                  The election of Crown to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption of any Securities at the election of Crown, Crown shall, at least 60 days (45 days in the case of redemption of all the Securities of any series) prior to the Redemption Date fixed by Crown (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, Crown shall furnish the Trustee, at the time of the giving of notice of redemption to the Trustee, with an Officers' Certificate evidencing compliance with such restriction.

SECTION 11.3.  Selection by Trustee of Securities to Be Redeemed.



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

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption by pro rata or by lot or such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the $1,000 or integral multiples thereof. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                  The Trustee shall promptly notify Crown in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.4.  Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, or by guaranteed overnight courier, mailed not less than 30 days and not more than 60 days prior to the Redemption Date, to each Holder of Securities to be so redeemed, at such Holder's address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date, plus accrued interest, if any, or Defaulted Interest, if any;

                  (2) the Redemption Price;

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                  (5) the Conversion Price, if any, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, if applicable;

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (7) the CUSIP number of the Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of Crown shall be given by Crown or, at Crown's request, by the Trustee in the name and at the expense of Crown.



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

SECTION 11.5.  Deposit of Redemption Price.

                  On or prior to any Redemption Date, Crown shall deposit with the Trustee or with a Paying Agent (or, if Crown is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on all the Securities which are to be redeemed on that date.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to Crown upon Crown Request or, if then held by Crown, shall be discharged from such trust.

SECTION 11.6.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless Crown shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by Crown at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.7.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with due endorsement by, or a written instrument of transfer in form satisfactory to Crown and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and Crown shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, Crown shall execute and the Trustee shall authenticate and deliver to the Depositary, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

ARTICLE 12 - SINKING FUNDS
SECTION 12.1.  Applicability of Article.

                  The provisions of this Article 12 shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.



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

SECTION 12.2.  Satisfaction of Sinking Fund Payments with Securities.

                  Crown (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of Crown pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.3.  Redemption of Securities for Sinking Fund.

                  Not less than 75 days prior to each sinking fund payment date for any series of Securities, Crown will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3. The Trustee shall cause notice of the redemption thereof to be given in the name of and at the expense of Crown in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

ARTICLE 13 - REPAYMENT AT THE OPTION OF HOLDERS
SECTION 13.1.  Applicability of Article.

                  Unless otherwise provided with respect to Securities of any series in accordance with Section 3.1 hereof, Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 3.9, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until Crown, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 13.1, in connection with any repayment of Securities Crown may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount no less than the repayment price payable by Crown on repayment of such Securities, and the obligation of Crown to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

ARTICLE 14 - MEETINGS OF HOLDERS
SECTION 14.1.  Purposes of Holders' Meetings.

                  A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to the provisions of this
Article 14 for any of the following purposes:

                  (1) to give any notice to Crown or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 5;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 6;



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

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Article 9; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of such series under any other provision of this Indenture or under applicable law.

SECTION 14.2.  Call of Meetings by Trustee.

                  The Trustee may at any time call a meeting of Holders of Securities of any series to take any action specified in Section 14.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities in any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner provided in Section 1.6. Such notice shall be given not less than 20 nor more than 90 days prior the date fixed for such meeting. Any failure by the Trustee to give such notice, or any defect therein, shall not affect or impair the validity of any action taken at such meeting.

                  Any meeting of Holders of Securities of any series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy or if notice is waived before or after the meeting by all Holders of Outstanding Securities of such series who are not present in person or by proxy, and if Crown and the Trustee are either present by duly authorized representative or have, before or after the meeting, waived notice.

SECTION 14.3.  Call of Meetings by Crown or Holders.

                  In case at any time Crown, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of Holders of Securities of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then Crown or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 14.1, by giving notice thereof as provided in Section 14.2.

SECTION 14.4.  Qualifications for Voting.

                  To be entitled to vote at any meetings of Holders of Securities of any series a Person shall (i) be a Holder of one or more Securities of such series or (ii) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities of such series. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meetings and their counsel and any representatives of the Trustee and its counsel and any representatives of Crown and its counsel.

SECTION 14.5.  Regulations.

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties if inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by Crown or by the Holders as provided in Section 14.3, in which case Crown, or Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the Holders of Outstanding Securities and proxies.



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

                  At any meeting each Holder of Outstanding Securities or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by such Holder; provided, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Holders. At any meeting of Holders duly called pursuant to the provisions of Section 14.2 or 14.3, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take any action on any business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of Holders duly called pursuant to the provisions of Section 14.2 or
14.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 14.6.  Voting.

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 14.2. The record shall show the principal amount of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to Crown and the other to the Trustee to be preserved by the Trustee.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 14.7.  Rights of Trustee or Holders Not Delayed.

                  Nothing in this Article 14 contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

[ARTICLE 15 - SUBORDINATION; SENIORITY]
SECTION 15.1.  Securities Subordinated to Senior Indebtedness.

                  (a) Crown agrees, and each Holder of the Securities of any series by such Holder's acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Securities of such series (all of the foregoing, a "Payment or Distribution") is subordinated and junior in right of payment, to the extent and in the manner provided in this
Article 15, to the prior payment in full in cash of all Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed. A Payment or Distribution shall include any asset of any kind or character, and may consist of cash, securities or other property, by set-off or otherwise, and shall include, without limitation, any purchase, redemption or other acquisition of the Securities of the series or the making of any deposit of funds or securities pursuant to this Indenture (including, without limitation, any deposit pursuant to Article 4).



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

                  (b) The Senior Indebtedness of Crown shall continue to be Senior Indebtedness and entitled to the benefit of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to refinancing, extension or renewal of the Senior Indebtedness.

                  (c) All the provisions of this Indenture and the Securities of any series shall be subject to the provisions of this Article 15 so far as they may be applicable thereto, except that nothing in this Article 15 shall apply to claims for, or payments to, the Trustee under or pursuant to Section 6.6.

                  (d) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of Crown, any Paying Agent, the Holders of the Securities of any series, the Trustee or the holders of the Senior Indebtedness, or by any noncompliance by Crown, any Paying Agent, the Holders of the Securities of any series or the Trustee with any of the terms, provisions and covenants of the Securities of this Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

                  (e) In the event that the Securities of any series are declared due and payable before the maturity because of the occurrence of a default hereunder, Crown will give prompt notice in writing of such happening to the holders of Senior Indebtedness.

SECTION 15.2. Crown Not to Make Payments with Respect to Securities in Certain Circumstances.

                  No Payment or Distribution shall be made by Crown, the Trustee or the Paying Agent on account of principal of (or premium, if any) or interest on the Securities of any series, whether upon Stated Maturity, upon redemption or acceleration, or otherwise, or on account of the purchase or other acquisition of Securities of such series, whether upon stated maturity, upon redemption or acceleration, or otherwise, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness permitting the acceleration thereof or with respect to the payment of any Senior Indebtedness and (a) such default is the subject of a judicial proceeding or (b) notice of such default in writing or by telegram has been given to Crown by any holder or holders of any Senior Indebtedness, unless and until Crown shall have received written notice from such holder or holders that such default or event of default shall have been cured or waived or shall have ceased to exist.

                  Upon any acceleration of the principal of the Securities of any series or any payment by Crown or distribution of assets of Crown of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of Crown, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for to the satisfaction of the holders thereof, before any Payment or Distribution is made on account of the redemption price or principal of (and premium, if any) or interest on the Securities of such series; and (subject to the power of a court of competent jurisdiction to make other equitable provision, which shall have been determined by such court to give effect to the rights conferred in this Article 15 upon the Senior Indebtedness and the holders thereof with respect to the Securities of such series or the Holders thereof or the Trustee, by a lawful plan of reorganization or readjustment under applicable law) upon any such dissolution or winding up or liquidation or reorganization, any Payment or Distribution by Crown or distribution of assets of Crown of any kind or character, whether in cash, property or securities, to which the Holders of the Securities of any series or the Trustee would be entitled except for the provisions of this Article 15, shall be paid by Crown or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such Payment or Distribution directly to the holders of Senior Indebtedness of Crown or their representative or representatives, or to the Trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, at their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders



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

of Senior Indebtedness, before any Payment or Distribution is made to the Holders of the Securities of such series or to the Trustee, except that the Trustee will have a lien for the payment of its fees and expenses.

                  In the event that, notwithstanding the foregoing, any Payment or Distribution by Crown of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities of any series before all Senior Indebtedness is paid in full in cash, or provision is made for such payment to the satisfaction of the holders thereof, and if such fact shall then have been or thereafter be made known to a Trust Officer of the Trustee or, as the case may be, such Holder, then and in such event such Payment or Distribution shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the Trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent Payment or Distribution to or for the holders of such Senior Indebtedness, and, until so delivered, the same shall be held in trust by any Holder of a Security as the property of the holders of Senior Indebtedness.

                  The consolidation of Crown with, or the merger of Crown into, another Person or the liquidation or dissolution of Crown following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another trust or corporation upon the terms and conditions provided in Article 8 shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 15.2 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 8. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

                  The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities of any series, without incurring responsibility to the Holders of the Securities of such series and without impairing or releasing the obligations of the Holders of the Securities of such series hereunder to the holders of Senior Indebtedness; (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and/or (iv) exercise or refrain from exercising any rights against Crown and any other Person.

SECTION 15.3.  Subrogation of Securities.

                  Subject to the payment in full in cash of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of all Senior Indebtedness at the time outstanding, the Holders of the Securities of any series shall be subrogated to the rights of the holders of Senior Indebtedness to receive Payment or Distributions of cash, property or securities of Crown applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no Payments or Distributions to the holders of Senior Indebtedness to which the Holders of the Securities of any series or the Trustee would be entitled except for the provisions of this
Article 15, and no payments over pursuant to the provisions of this Article 15 to the holders of Senior Indebtedness by Holders of the Securities of any series or the Trustee, shall, as between Crown, Crown's creditors other than holders of Senior Indebtedness, and the Holders of the Securities of such series, be deemed to be a payment by Crown to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 15 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities of any series, on the one hand, and the holders of Senior Indebtedness, on the other hand.



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

                  Nothing contained in this Article 15 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among Crown, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities of each series, the obligation of Crown, which is absolute and unconditional, to pay to the Holders of the Securities of any series the principal of (and premium, if any) and interest on the Securities of such series as and when the same shall become due and payable in accordance wit their terms, or is intended to or shall affect the relative rights of the Holders of the Securities of any series and creditors of Crown other than the holder of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security of any series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 15 of the holders of Senior Indebtedness in respect of cash, property or securities of Crown received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of Crown referred to in this Article, the Trustee, subject to the provisions of Article 6, and the Holders of the Securities of any series shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of such series, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of Crown, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 15.

SECTION 15.4.  Authorization by Holders of Securities.

                  Each Holder of a Security of any series by acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder of the Security and the holders of Senior Indebtedness, the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes including, without limitation, to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights of claims pertaining to the Securities and to effectuate the full benefit of the subordination contained herein. Upon failure of the Trustee so to do, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim.

SECTION 15.5.  Notices of Trustee.

                  Crown shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article 15. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article, unless and until a Trust Officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from Crown or a holder or holders of Senior Indebtedness or from any trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article 6, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received at least three Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of (premium, if any) or interest on any Security of any series) with respect to such monies the notice provided for in this Section 15.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.



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

                  The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing such Person to a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 15, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 15, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 15.6.  Trustee's Relation to Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 15 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Article 6 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 15, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Holders of the Securities of any series or Crown or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 15 or otherwise.

SECTION 15.7.  No Impairment of Subordination.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Crown, the Trustee or the Holder of any of the Securities of any series or by any act, or failure to act, in good faith, by any such holder of Senior Indebtedness, or by any noncompliance by Crown, the Trustee or the Holder of any of the Securities of any series with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

SECTION 15.8.  Article 15 Not To Prevent Events of Default.

                  The failure to make a payment on account of principal of (premium, if any) or interest on the Securities of any series by reason of any provision in this Article 15 shall not be construed as preventing the occurrence of an Event of Default with respect to such series under Section 5.1.

SECTION 15.9.  Paying Agents Other Than the Trustee.

                  In any case at any time any Paying Agent other than the Trustee shall have been appointed by Crown and be then acting hereunder, the term "Trustee," as used in this Article 15 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 15 in addition to or in place of the Trustee.

[ARTICLE 16 - CONVERSION OF SECURITIES]
SECTION 16.1.  Right of Conversion; Conversion Price.

                  Subject to the provisions of any series of the Securities, the Holder of any Security or Securities of a particular series shall have the right, at such Holder's option, at any time after such date as



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

determined by Board Resolution with respect to such series of Securities and before the close of business on such date as determined by Board Resolution with respect to such series of Securities (except that, with respect to any Security or portion of a Security of such series which shall be called for redemption, such right shall terminate at the close of business on the date fixed for redemption of such Security or portion of a Security unless Crown shall default in payment due upon redemption thereof) to convert, subject to the terms and provisions of this Article 16, the principal of any Security or Securities of such series or any portion thereof which is $1,000 principal amount or an integral multiple thereof into Capital Shares, initially at the conversion price per share specified in the Securities of such series; or, in case an adjustment of such price has taken place pursuant to the provisions of Section 16.4, that at the price as last adjusted (such price or adjusted price being referred to herein as the "Conversion Price"), upon surrender of the Security or Securities, the principal of which is so to be converted, accompanied by written notice of conversion duly executed, to Crown, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Security Registrar duly executed by the Holder of such Holder's duly authorized representative in writing. For convenience, the conversion of any portion of the principal of any Security or Securities into Capital Shares is hereinafter sometimes referred to as the conversion of such Security or Securities.

                  Notwithstanding the other provisions contained in this
Article 16, a Holder may not convert the Securities of any series and the Securities of such securities held by such Holder shall not be convertible, if as a result of such conversion such Holder or any other Person would, or in the determination of the Board of Trustees, might then be deemed, directly or indirectly, to have acquired or be holding Capital Shares in excess of such Holder's or other Person's Ownership Limit.

SECTION 16.2.  Issuance of Shares on Conversion.

                  As promptly as practicable after the surrender, as herein provided, of any Security or Securities of any series for conversion, Crown shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the Holder of the Security or Securities so surrendered, certificates representing the number of fully paid and nonassessable Capital Shares into which such Security or Securities may be converted in accordance with the provisions of this Article 16. Such conversion shall be deemed to have been made as of the close of business on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof with a written notice of conversion duly executed, so that the rights of the Holder of such Security or Securities as a Holder shall cease at such time and, subject to the following provisions of this paragraph, the Person or Persons entitled to receive the Capital Shares upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such Capital Shares at such time and such conversion shall be at the Conversion Price in effect at such time; provided, however, that no such surrender on any date when the share transfer books of Crown shall be closed shall be effective to constitute the Person or Persons entitled to receive the Capital Shares upon such conversion as the record holder or holders of such Capital Shares on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such Capital Shares as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such share transfer books are open; such conversion shall be at the Conversion Price in effect on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof, as if the share transfer books of Crown had not been closed. Crown shall give or cause to be given to the Trustee written notice whenever the share transfer books of Crown shall be closed.

                  Upon Conversion of any Security of any series which is converted in part only, Crown shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof in accordance with Section 3.3, at the expense of Crown, a new Security or Securities of such series of authorized denominations in principal amount equal to the unconverted portion of such Security.

SECTION 16.3.  No Adjustment for Interest or Dividends.



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

                  No payment or adjustment in respect of interest on the Securities of any series or dividends on Capital Shares shall be made upon the conversion of any Security or Securities; provided, however, that if a Security or any series or any portion thereof shall be converted subsequent to any Regular Record Date and on or prior to the next succeeding interest payment date, the interest falling due on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security is registered at the close of business on such Regular Record Date and Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date must be accompanied by payment of any amount equal to the interest payable on such interest payment date.

SECTION 16.4.  Adjustment of Conversion Price.

                  (1) In case Crown shall pay or make a dividend or other distribution on any class of Capital Shares in Capital Shares, the Conversion Price for any series of Securities in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of the appropriate class of Capital Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

                  (2) In case Crown shall issue rights or warrants to all or substantially all holders of a class of Capital Shares entitling them to subscribe for or purchase Capital Shares at a price per share (or having a Conversion Price per share) less than the current market price per share (determined as provided in paragraph (6) of this Section 16.4) of such class of Capital Shares on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price for any series of Securities in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of such class of Capital Shares outstanding at the close of business on the date fixed for such determination plus the number of such class of Capital Shares which the aggregate of the subscription price of the total number of such class of Capital Shares so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of such class of Capital Shares outstanding at the close of business on the date fixed for such determination plus the number of such class of Capital Shares so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that all of such class of Capital Shares subject to such rights or warrants have not been issued when such rights or warrants expire, then the Conversion Price shall promptly be readjusted to the Conversion Price which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of such class of Capital Shares issued upon the exercise of such rights or warrants. Shares issued under Crown's Dividend Reinvestment Plan in effect on the date of this Indenture, or under any successor plan which permits shareholders to reinvest dividends and purchase [additional Capital Shares in any fiscal quarter] at a discount of not in excess of 5% of the current market price per share (as determined in said plan)], shall not be deemed to be issued pursuant to rights or warrants for purposes of this paragraph (2). For the purposes of this paragraph (2), the number of Capital Shares at any time outstanding shall not include shares held in the treasury of Crown but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Capital Shares. Crown will not issue any rights or warrants in respect of such class of Capital Shares held in the treasury of Crown.

                  (3) In case the outstanding Capital Shares of such class shall be subdivided into a greater number of shares, the Conversion Price in effect at the



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

opening of business on the day following the day upon which such subdivision becomes effective for any series of Securities (that are convertible into such classes of Capital Shares) shall be proportionately reduced, and, conversely, in case outstanding shares of such class of Capital Shares shall each be combined into a smaller number of shares, the Conversion price for any series of Securities in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) In case Crown shall, by dividend or otherwise, distribute to all or substantially all holders of such class of Capital Shares evidences of indebtedness or assets (including securities, but excluding (i) any rights or warrants referred to in paragraph (2) of this Section 16.4, (ii) any cash dividend or distribution not prohibited by Section 10.9 and (iii) any dividend or distribution referred to in paragraph (1) of this Section), the Conversion Price for any series of Securities that are convertible into such class of Capital Shares shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the day fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section 16.4) of such class of Capital Shares on the date fixed for such determination less the then fair market value as determined by the Board of Trustees (whose determination shall be conclusive and described in a resolution of the Board of Trustees filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of such class of Capital Shares and the denominator shall be such current market price per share of the such class of Capital Shares, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

                  (5) In case of such class of Capital Shares shall be changed into the same or a different number of shares of any class or classes of shares, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a share dividend described in paragraph (1) or paragraph (3) of this Section 16.4, or a consolidation, merger or sale of assets described in Section 16.10), then and in each such event the Holders of Securities of any series that have the rights to convert into such class shall have the right thereafter to convert such Securities into the kind and amount of shares and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of such class of Capital Shares into which such Securities might have been converted immediately prior to such reorganization, reclassification or change.

                  (6) For the purpose of any computation under paragraphs (2) and (4) of this Section 16.4, the current market price for a share of such class of Capital Shares on any date shall be deemed to be the average of the Closing Prices for a share of such class for the 15 consecutive Business Days selected by Crown commencing not more than 30 and not less than 20 Business Days before the date in question.

                  (7) No adjustment in the Conversion Price for the Securities of any series shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (7)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (7) shall be made to the nearest cent.

                  (8) Crown may, but shall not be required to, make such reductions in the Conversion Price for the Securities of any series, in addition to those required by paragraphs (1), (2), (3), (4) and (5) of this Section, as the Board of Trustees considers to be advisable in order to avoid or diminish any income tax to any holders of such class of Capital Shares resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any



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

event treated as such for income tax purposes or for any other reasons. The Board of Trustees shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Section 16.4 and its actions in so doing shall be final and conclusive.

SECTION 16.5.  Notice of Adjustment of Conversion Price.

                  Whenever the Conversion Price for the Securities of any series is adjusted as herein provided:

                  (a) Crown shall compute the adjusted Conversion Price in accordance with Section 16.4 and shall prepare an Officers' Certificate setting forth the adjusted Conversion Price and showing the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 3.5 and with the Trustee; and

                  (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by Crown to all Holders of Securities of such series at their last addresses as they shall appear in the Security Register.

                  (c) If the Conversion Price is adjusted and Crown fails to file an Officers' Certificate with the Trustee as provided by Section 16.5(a) and the Trustee is acting as the Conversion Agent, the Trustee shall be entitled to rely conclusively on the Conversion Price set forth in the Officers' Certificate most recently received by the Trustee (or as set forth in this Indenture if the Conversion Price shall not have been adjusted).

SECTION 16.6.  Notice of Certain Crown Action.

                  (1) In case:

                            (a) Crown shall authorize the granting to holders of
such class of Capital Shares into which a series of Securities is convertible of rights or warrants entitling them to subscribe for or purchase any shares of such class of Capital Shares of any class or of any other rights; or

                            (b) of any reclassification of the shares of such
class of Capital Shares of Crown into which a series of Securities is convertible, or of any consolidation or merger to which Crown is a party and for which approval of any shareholders of Crown is required, or of the sale or transfer of all or substantially all of the assets of Crown; or

                            (c) of the voluntary or involuntary dissolution,
liquidation or winding up of Crown; then Crown shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities of any series pursuant to Section 3.5 and shall cause to be mailed to all Holders of Securities of such series at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause
(a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken the date as of which the Holders of Capital Shares of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Capital Shares of record shall be entitled to exchange their Capital Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the Conversion Price applicable to the Securities of such series and, if so, shall state what the adjusted Conversion Price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale,




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

transfer, liquidation, dissolution or winding-up, or the vote on any notice authorizing such with respect to the other Holders.

                  (2) In case Crown or any Affiliate of Crown shall propose to engage in a "Rule 13e-3 Transaction" as defined in the SEC's Rule 13e-3 promulgated under the Exchange Act, Crown shall, no later than the date on which any information with respect to such Rule 13e-3 Transaction is first required to be given to the SEC or any Person pursuant to such Rule 13e-3, cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, a copy of all information required to be given to the holders of Capital Stock pursuant to such Rule 13e-3. The information required to be given under this paragraph shall be in addition to and not in lieu of any other information required to be given by Crown pursuant to this Section 16.6 or any other provision of the Securities or this Indenture.

SECTION 16.7.  Taxes on Conversions.

                  Crown will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of Capital Shares on conversion of Securities pursuant hereto. Crown shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Capital Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to Crown the amount of any such tax, or has established to the satisfaction of Crown that such tax has been paid.

SECTION 16.8.  Fractional Shares.

                  No fractional shares or scrip representing fractional shares shall be issued upon any conversion of Securities. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to such fraction multiplied by the current market price per Capital Share (determined as provided in paragraph (6) of Section 16.4) on the day of conversion shall be paid to the Holder in cash by Crown.

SECTION 16.9.  Cancellation of Converted Securities.

                  All Securities delivered for conversion shall be delivered to the Trustee or the Conversion Agent to be cancelled by or at the direction of the Trustee or the Conversion Agent, which shall dispose of the same as provided in Section 3.9.

SECTION 16.10.  Provisions in Case of Consolidation, Merger or Sale of Assets.

                  (1) In case of any consolidation of Crown with, or merger of Crown into, any other corporation or trust, or in case of any merger of another corporation or trust into Crown (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Capital Shares of Crown), or in case of any sale or transfer of all or substantially all of the assets of Crown, the corporation or trust formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security of any series then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 16.1 to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Capital Shares into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 16.10 shall similarly apply to successive consolidations, mergers, sales or transfers.

                  (2) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares or securities or property receivable



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

by Holders upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

SECTION 16.11.  Disclaimer by Trustee of Responsibility for Certain Matters.

                  The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities of any series to determine whether any facts exist which may require any adjustment of the Conversion Price for such series, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity, value, kind or amount of any Capital Shares, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of Crown to issue, transfer or deliver any Capital Shares or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Article 6, to comply with any of the covenants of Crown contained in this Article 16.

SECTION 16.12.  Covenant to Reserve Shares.

                  Crown covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Capital Shares, solely for the purpose of issuance upon conversion of Securities as herein provided, such number of shares of the appropriate class or classes or series of Capital Shares as shall then be issuable upon the conversion of all outstanding Securities. Crown covenants that all Capital Shares which shall be so issuable shall be, when issued, duly and validly issued and fully paid and non-assessable. For purposes of this Section 16.12, the number of shares of such class of Capital Shares which shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all outstanding Securities were held by a single holder.





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



* * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * *
                  This Indenture may be executed in multiple counterparts, each of which so executed shall be deemed to be an original, but both of such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunder affixed and attested, all as of the day and year first above written.

                                              CROWN AMERICAN REALTY TRUST

Attest:                                       By:______________________________
By:____________________________               Title:___________________________

Attest:
By:____________________________






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





STATE OF                            )
                                    )SS.:
                                    )

On the ________ day of ______________________, 1997, before me personally came
___________________, to me known, who, being by me duly sworn, did depose and say that he is the _________________________ of CROWN AMERICAN REALTY TRUST, one of the entities described in and which executed the foregoing instrument; that he knows the seal of said entity; that the seal affixed to said instrument is such entity's seal; that it was so affixed by authority of the Board of Trustees of said entity, and that he signed his name thereto by like authority.

                                        Notary Public
                                        My Commission Expires:




STATE OF                            )
                                    )SS.:
COUNTY OF                           )

On the ________ day of ______________________, 1997, before me personally came
___________________, to me known, who, being by me duly sworn, did depose and say that he is the _________________________ of ________________________, one
of the entities described in and which executed the foregoing instrument; that he knows the seal of said entity; that the seal affixed to said instrument is such entity's seal; that it was so affixed by authority of the Board of Trustees of said entity, and that he signed his name thereto by like authority.

                                        Notary Public
                                        My Commission Expires:




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